PREPAID EXPENSES AND OTHER CURRENT ASSETS (Details) - USD ($)	Dec. 31, 2019	Dec. 31, 2018
PREPAID EXPENSES AND OTHER CURRENT ASSETS
Refundable deposits	$ 4,124,928	$ 12,082,372
Prepaid rental fees	0	954,969
EPC Warranty reimbursement receivables	183,941	186,553
Others	2,491,414	1,094,182
Total prepaid expenses and other current assets	6,800,283	14,318,076
Allowance for doubtful accounts	(729,629)
Total prepaid expenses and other current assets	$ 6,070,654	$ 14,318,076